UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 14, 2013

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2500 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

370 17th Street, Suite 2775

Denver, Colorado 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Services and Employment Secondment Agreements

On February 14, 2013, DCP Midstream Partners, LP (the “Partnership”) entered into a Services Agreement with DCP Midstream, LP (“DCP Midstream”), a wholly-owned subsidiary of DCP Midstream, LLC, which replaces the Partnership’s omnibus agreement with DCP Midstream, LLC and certain of its affiliates dated December 7, 2005 (the “Omnibus Agreement”). Under the Services Agreement, DCP Midstream will continue to provide the Partnership with the general and administrative services previously provided under the Omnibus Agreement. Pursuant to the Services Agreement, the Partnership shall reimburse DCP Midstream for expenses and expenditures incurred or payments made on behalf of the Partnership. The initial term of the Services Agreement runs through December 31, 2013, and the Services Agreement shall automatically renew for successive one year terms unless either party provides written notice at least 120 days prior to the end of the existing term. The foregoing description of the Services Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Services Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Also on February 14, 2013, the Partnership entered into an Employee Secondment Agreement with DCP Midstream. Pursuant to the Employee Secondment Agreement, DCP Midstream shall provide employee services to operate, construct, manage and maintain certain of the Partnership’s assets and to provide support in the running of the Partnership’s business. The Employee Secondment Agreement requires the Partnership to reimburse DCP Midstream for certain expenses incurred by DCP Midstream with respect to the seconded employees. The Employee Secondment Agreement shall terminate upon the termination of the Services Agreement. The foregoing description of the Employee Secondment Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Employee Secondment Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2.

Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC

On February 14, 2013, DCP Midstream GP, LLC (“GP”), the general partner of the Partnership, entered into Amendment No. 2 to its Amended and Restated Limited Liability Company Agreement (“Amendment No. 2”). Amendment No. 2 deleted Section 6.02(e)(iv) of GP’s Amended and Restated Limited Liability Company Agreement, which had previously required GP’s board of directors to maintain a compensation committee. The foregoing description of Amendment No. 2 is not complete and is qualified in its entirety by reference to the full and complete terms of Amendment No. 2, which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 1.02 Termination of a Material Definitive Agreement.

On February 14, 2013, the Partnership terminated the Omnibus Agreement and replaced it with the Services Agreement, whereby DCP Midstream will continue to provide the Partnership with substantially identical general and administrative services as previously provided under the Omnibus Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Non-Employee Directors

On February 14, 2013, the Board of Directors (the “Board”) of GP approved an increase in the fee for telephonic meetings of the Conflicts Committee of the Board to $1,500 from $500 for each meeting attended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC dated as of February 14, 2013.

10.1	Services Agreement, dated as of February 14, 2013, among DCP Midstream Partners, LP and DCP Midstream, LP.

10.2	Employee Secondment Agreement, dated as of February 14, 2013, among DCP Midstream Partners, LP and DCP Midstream, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel and Secretary

February 21, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC dated as of February 14, 2013.

10.1	Services Agreement, dated as of February 14, 2013, among DCP Midstream Partners, LP and DCP Midstream, LP.

10.2	Employee Secondment Agreement, dated as of February 14, 2013, among DCP Midstream Partners, LP and DCP Midstream, LP.